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               [HALPIN  o  ANTONY  o  OWEN  o  MAYER LETTERHEAD]


                                                                  EXHIBIT 23.2.2

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 1998 on the financial statements included in the Prospectus filed as part of Amendment No. 3 (dated December 14, 1998) to the registration statement on Form SB-2 of Futurelink Distribution Corp., a Colorado Corporation.

                                                   /s/  HALPIN ANTONY OWEN MAYER


Calgary, Canada                                         Chartered Accountants
December 14, 1998